UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2022

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15451	58-2480149
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway N.E.,
Atlanta,	Georgia		30328
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, United Parcel Service, Inc. (the “Company”) announced that, effective March 31, 2022, Juan R. Perez will retire as the Company’s Executive Vice President, Chief Information and Engineering Officer. On February 28, 2022, the Company entered into a separation agreement with Mr. Perez (the “Separation Agreement”), which contains certain customary protective covenants in favor of the Company, including confidentiality, employee and customer non-solicitation, non-competition, and non-disparagement provisions. The Separation Agreement (which memorializes certain terms of Mr. Perez’s retirement) also provides, subject to Mr. Perez’s timely execution and non-revocation of a customary waiver and release of claims in favor of the Company, for the vesting of 8,265 of the unvested restricted stock units (including any applicable dividend equivalent units, the “RSUs”) granted to Mr. Perez on May 13, 2020 and that were scheduled to vest on May 13, 2022. The remainder of the unvested RSUs under that award will be forfeited.

Except as described above, the remainder of Mr. Perez’s outstanding equity compensation awards will be eligible for retirement vesting treatment in accordance with their original terms.

Item 7.01 Regulation FD Disclosure.

A press release issued by the Company on March 1, 2022 announcing Mr. Perez’s retirement, plus information about an organizational realignment of the Company’s remaining management team in connection with such retirement, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein to this Item 7.01 by reference.

The information under this Item 7.01, including the referenced press release, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued March 1, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	March 1, 2022	By:	/s/ NORMAN M. BROTHERS, JR.
Norman M. Brothers, Jr.
Executive Vice President, Chief Legal and Compliance Officer